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                                                                   EXHIBIT 10.43


                    SECOND AMENDMENT TO AMENDED AND RESTATED
                                 LOAN AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of August 18, 2000, by and among FirstCity Financial Corporation, a Delaware corporation ("BORROWER"), Bank of Scotland, a foreign banking corporation incorporated under the laws of Scotland, with its principal place of business, in the United States, at 565 Fifth Avenue, New York, New York 10017, acting through its branch in New York, New York, as managing agent and collateral agent ("AGENT"), The Governor and Company of the Bank of Scotland, a bank organized under the laws of Scotland by an Act of the Scots Parliament in 1695 ("BOS-EDINBURGH") and IFA Incorporated, an Illinois corporation ("IFA"). BOS-Edinburgh and IFA shall collectively be referred to herein as the "LENDERS".

                                    RECITALS

         A. Borrower has heretofore entered into that certain Loan Agreement with Bank of Scotland, dated as of April 8, 1998, as amended and as amended and restated by that certain Amended and Restated Loan Agreement dated as of December 20, 1999 (the "DECEMBER AGREEMENT"), as modified by that certain consent dated as of January 22, 2000, and as amended by that certain First Amendment to Amended and Restated Loan Agreement, dated for reference purposes only as of April 4, 2000 (the "APRIL AMENDMENT") by and among Borrower, BOS-Edinburgh, Agent and Bank of America, N.A. ("BOFA") (all of the foregoing shall collectively be referred to herein as the "EXISTING LOAN AGREEMENT").

         B. Contemporaneously with the execution of the December Agreement, Borrower and IFA entered into that certain Subordinated Secured Senior Note Purchase Agreement, dated as of December 20, 1999, pursuant to which IFA agreed to loan Borrower the maximum principal amount of Twenty-five million and no/100 Dollars ($25,000,000), the "SUBDEBT" as defined in the Existing Loan Agreement.

         C. Simultaneously with the April Amendment, FirstCity Holdings, Inc. ("FC HOLDINGS") had requested that CFSC Capital Corp. XXX ("CFSC") make financial accommodations to FC Holdings to be used for capital expenditures, pursuant to that certain Loan Agreement entered into concurrently therewith ("CFSC LOAN AGREEMENT").

         D. As a condition precedent to CFSC making advances under the CFSC Loan Agreement, CFSC, BOS-Edinburgh, BofA, Agent and IFA entered into a subordination agreement relating to their respective rights as to the Shared Collateral (as defined in the Existing Loan Agreement).
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         E. Prior to the execution of this Amendment, Drive Financial Services
LP ("DRIVE FINANCIAL SERVICES") was formed as a Texas limited partnership. Drive Financial Services' general partner is Drive GP LLC ("DRIVE GP"), a Texas limited liability company, which was also formed prior to the execution of this Amendment.

         F. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, FirstCity Consumer Finance Corporation will distribute all of its equity interests in FCAR Receivables LLC ("FCAR") to its sole shareholder, FC Consumer Lending Corporation ("FC CONSUMER LENDING").

         G. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, FC Consumer Lending will make a contribution of certain assets (including its interest in FCAR) to Drive Financial Services and in return, FC Consumer Lending will receive an approximate 45.43% equity interest in Drive Financial Services and FC Consumer Lending will make a capital contribution to Drive GP and in return, FC Consumer Lending will receive an 80% equity interest in Drive GP.

         H. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, FirstCity Funding L.P. will transfer all of its assets (including without limitation, its equity interests in FCAR) to Drive Financial Services, in consideration of Drive Financial Services assuming any and all obligations under that certain Pledged Note, in the amount of $70,000,000 issued by FirstCity Funding L.P. payable to FC Consumer Lending and the issuance of approximately 35.93% of the partnership interests in Drive Financial Services. After such transactions have been consummated Drive Financial Services shall own 100% of the equity interests in FCAR and Drive Financial Services shall be owned 0.1% by Drive GP, approximately 35.93% by FirstCity Funding L.P., approximately 45.43% by FC Consumer Lending and approximately 18.54% by other individuals and entities.

         I. Concurrently with the execution of this Amendment, as one of a series of transactions, BofA has sold to BOS-Edinburgh all of its rights, interests and obligations under the Existing Loan Agreement, and BofA shall hereafter have no further rights or liabilities with respect to the Existing Loan Agreement, as amended hereby.

         J. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, an Affiliate of IFA will purchase an approximate 45.43% equity interest in Drive Financial Services and will purchase a 49% interest in Drive GP from FC Consumer Lending for an aggregate purchase price of $15,000,000.

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After such transactions have been consummated, Drive Financial Services shall be owned 0.1% by Drive GP, approximately 35.93% by FirstCity Funding L.P., approximately 45.43% by an Affiliate of IFA and approximately 18.54% by other individuals and entities. Drive GP shall be owned 49% by an Affiliate of IFA, 31% by FC Consumer Lending and 20% by other individuals and entities.

         K. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, IFA shall loan Drive Financial Services $10,000,000, secured by all assets of Drive Financial Services, including but not limited to its ownership interest in Drive ABS LP, a Texas limited partnership ("DRIVE ABS").

         L. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, IFA shall loan $50,000,000 to Drive ABS secured by: (1) residuals owned by Drive ABS; (2) that certain Guaranty, dated even date herewith, executed by Drive Financial Services in favor of IFA; (3) a pledge of any and all equity interests owned by Drive Financial Services; and (4) Drive Financial Services' obligation to cause its subsidiaries to pledge all of their assets to IFA to secure such loans.

         M. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, Drive ABS shall purchase certain residuals from Drive Financial Services for $50,000,000, which residuals shall be pledged to IFA as security for its loan to Drive ABS.

         N. Concurrently with the execution of this Amendment, as one of a series of transactions and as a condition precedent to Lenders' obligations hereunder, Borrower will pay or cause to be paid the Subdebt and any and all debt owing Central National Bank and Nomura Securities (Bermuda) Ltd. from Borrower, any Primary Obligor or any Secondary Obligor.

         O. In addition to all of the foregoing, IFA has agreed to become a co-lender in accordance with the terms of the Existing Loan Agreement, as amended hereby.

         P. Borrower has requested, and Lenders have agreed to amend the Existing Loan Agreement to: (i) extend, reapportion and restructure the Loan, subject to the provisions hereof; (ii) consent to the transactions contemplated hereby and the matters set forth herein; (iii) reflect that all right, title and interest of B of A have been conveyed to BOS-Edinburgh; (iv) add IFA as a Lender hereunder; and (v) consent to the transactions described in the foregoing Recitals.

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         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements herein contained and for ten dollars ($10.00) and other good and valuable consideration in hand paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

         1. RECITAL REPRESENTATIONS.

         1.1. Borrower hereby represents and warrants to Lenders and Agent that the foregoing Recitals (other than Recital I, as to which no representation is being made) are (a) accurate, and (b) an integral part of this Amendment, and that the Recitals are hereby incorporated into this Amendment and made a part hereof.

         1.2. Any capitalized term not otherwise defined herein shall have the meaning set forth in the Existing Loan Agreement, which definitions are incorporated herein by reference, as if fully set forth herein.

         2. AMENDMENT TO EXISTING LOAN AGREEMENT. The Existing Loan Agreement is hereby amended as follows:

         2.1. Section 1.1 of the Existing Loan Agreement is hereby amended to add the following definitions:

                  1.1(vvvvv) "AMENDMENT CLOSING DATE": THE DATE ON WHICH ALL DOCUMENTS RELATED TO THIS AMENDMENT HAVE BEEN EXECUTED AND DELIVERED BY THE PARTIES HERETO, AND ARE IN A FORM ACCEPTABLE TO LENDERS, IN THEIR SOLE AND ABSOLUTE DISCRETION.

                  1.1(wwwww) "IFA": SHALL MEAN IFA INCORPORATED.

                  1.1(xxxxx) "TRANCHE A INTEREST RATE": SHALL MEAN THE LIBOR RATE PLUS 2.5% PER ANNUM.

                  1.1(yyyyy) "TRANCHE B INTEREST RATE": SHALL MEAN LIBOR RATE PLUS 2.5% PER ANNUM

                  1.1(zzzzz) "TRANCHE C COMMITMENT": THE COMMITMENT OF IFA TO MAKE THE TRANCHE C LOAN, AS FURTHER DESCRIBED IN SECTION 2.3(a), AND AS SUCH COMMITMENT MAY BE REDUCED PURSUANT TO THE TERMS OF SECTION 2.3(b).

                  1.1(aaaaaa) "TRANCHE C INTEREST RATE": SHALL MEAN THE PRIME INTEREST RATE.

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                  1.1(bbbbbb) "TRANCHE C LOAN": THE LOAN TO BE MADE BY IFA TO
                  BORROWER, PURSUANT TO SECTION 2.1(c).

                  1.1 (cccccc) "TRANCHE C NOTE": THAT CERTAIN NOTE MADE BY BORROWER PAYABLE TO THE ORDER OF IFA, AND ALL MODIFICATIONS THERETO OR THEREOF.

         2.2. Section 1.1(g) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.3. Section 1.1(bb) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (bb) "EURODOLLAR RATE": THE TRANCHE A INTEREST RATE OR TRANCHE B INTEREST RATE, AS APPLICABLE.

         2.4. Section 1.1(ff) of the Existing Loan Agreement is hereby amended by :

                  (a) deleting Subsection (vi) thereof and substituting the following therefor:

                  (vi) PROCEEDS OF SETTLEMENT OR PAYMENTS RECEIVED FROM LITIGATION, EXCLUDING ANY SUCH PROCEEDS OR PAYMENTS PAYABLE TO FC COMMERCIAL AND/OR ITS SUBSIDIARIES;

                  (b) deleting Subsections (D) and (E) thereof in their entirety.

         2.5. Section 1.1(ll) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.6. Section 1.1(ccc) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (ccc) "INTEREST PERIOD": WITH RESPECT TO ANY EURODOLLAR ADVANCE, THE PERIOD COMMENCING ON THE DATE SUCH EURODOLLAR ADVANCE IS MADE OR CONTINUED AS A EURODOLLAR ADVANCE, AS THE CASE MAY BE AND ENDING ONE (1) MONTH, TWO (2) MONTH OR THREE (3) MONTHS THEREAFTER, AS BORROWER MAY ELECT IN THE APPLICABLE BORROWING REQUEST (OR AS BORROWER SHALL BE DEEMED TO HAVE ELECTED, AS APPLICABLE); PROVIDED THAT ANY INTEREST PERIOD WHICH WOULD OTHERWISE END ON A DAY WHICH IS NOT A BUSINESS DAY SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY UNLESS SUCH BUSINESS DAY FALLS IN ANOTHER CALENDAR MONTH, IN WHICH CASE SUCH INTEREST

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         PERIOD SHALL END ON THE NEXT PRECEDING BUSINESS DAY. NO INTEREST PERIOD
         SHALL TERMINATE AFTER THE END OF THE MATURITY DATE.

         2.7. Section 1.1(ddd) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (ddd) "INTEREST RATE": THE TRANCHE A INTEREST RATE, TRANCHE B INTEREST RATE, THE TRANCHE C INTEREST RATE, AS APPLICABLE AND AS DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE 2.

         2.8. Section 1.1(eee) of the Existing Loan Agreement is hereby deleted, and the following is substituted therefor:

                  (eee) "LENDERS" AND "LENDER": COLLECTIVELY THOSE LENDER PARTIES HERETO FROM TIME TO TIME, AND INDIVIDUALLY ANY OF THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF, SUBJECT TO THE PROVISIONS OF
         SECTION 9.27 PERTAINING TO THE PERSONS BECOMING OR CEASING TO BE LENDERS. ANY REFERENCE TO "LENDERS" SHALL BE DEEMED TO MEAN ALL, OR ANY ONE OR MORE LENDERS, UNLESS CONTEXT CLEARLY PROVIDES OTHERWISE. AS OF THE DATE HEREOF, THE LENDERS ARE BOS-EDINBURGH AND IFA.

         2.9. Section 1.1(ooo) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (ooo) "MATURITY DATE": DECEMBER 31, 2003, OR SUCH EARLIER DATE AS ALL OF BORROWER'S OBLIGATIONS AND BORROWER'S LIABILITIES SHALL BE DUE AND PAYABLE BY ACCELERATION OR OTHERWISE.

         2.10. Section 1.1(sss) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (sss) "NOTE" OR "NOTES": THOSE CERTAIN NOTES OF BORROWER EXECUTED AND DELIVERED UNDER THIS AGREEMENT AND ALL MODIFICATIONS THERETO OR THEREOF. AS OF THE DATE HEREOF, THE NOTES INCLUDE THE TRANCHE A NOTE, THE TRANCHE B NOTE AND THE TRANCHE C NOTE, AND ALL MODIFICATIONS THERETO AND THEREOF.

         2.11. Section 1.1(yyy) of the Existing Loan Agreement is hereby amended by deleting subsection (ii) in its entirety and by deleting any reference to the FC Consumer Lending Line in subsection (xi).

         2.12. Section 1.1 (eeee) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

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                  (eeee) "PRIME INTEREST RATE": the Prime Rate

         2.13. Section 1.1(gggg) is hereby deleted in its entirety and the following is substituted therefor:

                  (gggg) "PRIME RATE ADVANCE": ALL OR ANY PORTION OF THE TRANCHE C LOAN.

         2.14. Section 1.1(tttt) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.15. Section 1.1(uuuu) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.16. Section 1.1(vvvv) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.17. Section 1.1(wwww) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.18. Section 1.1(zzzz) of the Existing Loan Agreement is hereby deleted in its entirety, as are all references to such defined term.

         2.19. Section 1.1(ddddd) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (ddddd) "TRANCHE A COMMITMENT": THE COMMITMENT OF BOS-EDINBURGH TO MAKE THE TRANCHE A LOAN, AS FURTHER DESCRIBED IN
         SECTION 2.3(a), AND AS MAY BE REDUCED PURSUANT TO THE TERMS OF SECTION 2.3(b).

         2.20. Section 1.1(eeeee) of the Existing Loan Agreement is hereby deleted in its entirety, the following is substituted therefor:

                  (eeeee) "TRANCHE A LOANS": THE LOANS TO BE MADE BY BOS-EDINBURGH TO BORROWER PURSUANT TO SECTION 2.1(a).

         2.21. Section 1.1(fffff) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (fffff) "TRANCHE A NOTE": THAT CERTAIN AMENDED AND RESTATED REVOLVING PROMISSORY NOTE MADE BY BORROWER EXECUTED AND DELIVERED PURSUANT TO THE TERMS OF THIS AGREEMENT, PAYABLE TO THE ORDER OF BOS-EDINBURGH, EVIDENCING THE TRANCHE A LOAN MADE BY

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         BOS-EDINBURGH TO BORROWER PURSUANT TO SECTION 2.1(a), AND ALL
         MODIFICATIONS THERETO OR THEREOF.

         2.22. Section 1.1(ggggg) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (ggggg) "TRANCHE B COMMITMENT": THE COMMITMENT OF BOS-EDINBURGH TO MAKE THE TRANCHE B LOAN, AS FURTHER DESCRIBED IN
         SECTION 2.3(a), AND AS MAY BE REDUCED PURSUANT TO THE TERMS OF SECTION 2.3(b).

         2.23. Section 1.1(hhhhh) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (hhhhh) "TRANCHE B LOANS": THE LOANS TO BE MADE BY BOS-EDINBURGH TO BORROWER, PURSUANT TO SECTION 2.1(b).

         2.24. Section 1.1(iiiii) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (iiiii) "TRANCHE B NOTE": THAT CERTAIN PROMISSORY NOTE MADE BY BORROWER EXECUTED AND DELIVERED PURSUANT TO THE TERMS OF THIS AGREEMENT, PAYABLE TO THE ORDER OF BOS-EDINBURGH, EVIDENCING THE TRANCHE B LOANS MADE BY BOS-EDINBURGH TO BORROWER PURSUANT TO SECTION 2.1(b) AND ALL MODIFICATIONS THERETO OR THEREOF.

         2.25. Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 of the Existing
Loan Agreement are hereby deleted in their entirety, and the following are substituted therefor:

         2.1. CREDIT FACILITIES.

                  (a) TRANCHE A LOANS. SUBJECT TO THE TERMS AND CONDITIONS HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH BOS-EDINBURGH AGREES TO MAKE THE TRANCHE A LOANS TO BORROWER AT ANY TIME OR FROM TIME TO TIME AFTER THE DATE HEREOF TO BUT NOT INCLUDING THE MATURITY DATE. THE COMMITMENT OF BOS-EDINBURGH TO MAKE THE TRANCHE A LOANS SHALL BE THE AMOUNT SET FORTH IN SECTION 2.3. BOS-EDINBURGH SHALL HAVE NO OBLIGATION AT ANY TIME TO MAKE ANY PORTION OF THE TRANCHE A LOANS IN EXCESS OF THE TRANCHE A COMMITMENT SET FORTH IN SECTION 2.3 OR IN EXCESS OF THE AMOUNTS SET FORTH IN SECTION 2.2(a). SUBJECT TO THE TERMS HEREOF, BORROWER MAY BORROW, REPAY AND REBORROW THE TRANCHE A LOANS; PROVIDED THAT:

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                  (i) BORROWER MUST DRAW AN AMOUNT EQUAL TO OR GREATER THAN
         $100,000 WITH EACH BORROWING REQUEST;

                  (ii) COMMENCING ON THE DATE HEREOF THROUGH AND INCLUDING AUGUST 31, 2001, BORROWER MAY NOT BORROW, IN THE AGGREGATE IN ANY ONE MONTH, MORE THAN THE SUM OF: (A) $100,000 TO BE USED BY BORROWER EXCLUSIVELY FOR THE PURPOSE OF MAKING LOANS TO FC CAPITAL EVIDENCED BY THE PLEDGED NOTE MADE BY FC CAPITAL PAYABLE TO THE ORDER OF BORROWER, PLUS (B) $1,000,000;

                  (iii) COMMENCING ON SEPTEMBER 1, 2001 AND AT ALL TIMES THEREAFTER, BORROWER MAY NOT BORROW MORE THAN $1,000,000 IN THE AGGREGATE IN ANY ONE CALENDAR MONTH;

                  (iv) AT NO TIME SHALL THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOANS EXCEED $10,000,000 NOR SHALL THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS EXCEED ANY OTHER LIMITATIONS SET FORTH HEREIN.

                  (v) THE OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOANS MADE TO IT BY BOS-EDINBURGH AND TO PAY INTEREST THEREON IS FURTHER EVIDENCED, IN PART, BY THE TRANCHE A NOTE.

                  (vi) NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN
         SECTION 2.1(a)(ii)(b) OR 2.1(a)(iii), ANY AMOUNT OF THE $1,000,000, WHICH IS NOT BORROWED IN ANY PRECEDING CALENDAR MONTH(s) (OTHER THAN AUGUST, 2000), MAY BE ROLLED OVER TO ANY OTHER CALENDAR MONTH; PROVIDED, HOWEVER, THAT THE SUM OF THE DRAWS FROM SUCH PRECEDING CALENDAR MONTH(s) AND THE THEN CURRENT CALENDAR MONTH SHALL NOT EXCEED $2,000,000.

         (b) TRANCHE B LOANS. SUBJECT TO THE TERMS AND CONDITIONS HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, BOS-EDINBURGH AGREES TO MAKE THE TRANCHE B LOANS TO BORROWER AS OF THE AMENDMENT CLOSING DATE IN AN AMOUNT NOT TO EXCEED $31,000,000. THE COMMITMENT OF BOS-EDINBURGH TO MAKE THE TRANCHE B LOANS SHALL BE THE AMOUNT SET FORTH IN SECTION 2.3. BOS-EDINBURGH SHALL HAVE NO OBLIGATION AT ANY TIME TO ADVANCE ANY ADDITIONAL MONIES UNDER THE TRANCHE B LOANS IN EXCESS OF THE COMMITMENT FOR THE TRANCHE B LOANS SET FORTH IN
SECTION 2.3 OR IN EXCESS OF THE AMOUNT SET FORTH IN SECTION 2.2(a). THE OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B

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LOAN MADE TO IT BY BOS-EDINBURGH AND TO PAY INTEREST THEREON IS FURTHER
EVIDENCED, IN PART, BY THE TRANCHE B NOTE. ANY AMOUNT OF PRINCIPAL PAID ON THE TRANCHE B LOANS REDUCES THE TRANCHE B COMMITMENT AND SUCH AMOUNT MAY NOT BE REBORROWED.

         (c) TRANCHE C LOAN. SUBJECT TO THE TERMS AND CONDITIONS HEREOF AND RELYING UPON THE REPRESENTATIONS AND WARRANTIES HEREIN SET FORTH, IFA AGREES TO MAKE THE TRANCHE C LOAN TO BORROWER AS OF THE AMENDMENT CLOSING DATE IN AN AMOUNT NOT TO EXCEED $12,000,000. THE COMMITMENT OF IFA TO MAKE THE TRANCHE C LOAN SHALL BE THE AMOUNT SET FORTH IN SECTION 2.3. IFA SHALL HAVE NO OBLIGATION AT ANY TIME TO ADVANCE ANY ADDITIONAL MONIES UNDER THE TRANCHE C LOAN IN EXCESS OF THE COMMITMENT FOR THE TRANCHE C LOAN SET FORTH IN SECTION 2.3 OR IN EXCESS OF THE AMOUNT SET FORTH IN SECTION 2.2(a). THE OBLIGATION OF BORROWER TO REPAY THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOAN MADE TO IT BY IFA AND TO PAY INTEREST THEREON IS FURTHER EVIDENCED, IN PART, BY THE TRANCHE C NOTE. ANY AMOUNT OF PRINCIPAL PAID ON THE TRANCHE C LOAN REDUCES THE TRANCHE C COMMITMENT AND SUCH AMOUNT MAY NOT BE REBORROWED.

         (d) THE TRANCHE A LOAN AND THE TRANCHE B LOAN REPRESENT AN AMENDMENT, EXTENSION, RENEWAL AND REAPPOINTMENT OF INDEBTEDNESS EVIDENCED BY THE EXISTING LOAN AGREEMENT. THE INDEBTEDNESS EVIDENCED BY THE EXISTING LOAN AGREEMENT IS A CONTINUING INDEBTEDNESS (EXCEPT TO THE EXTENT PAID PURSUANT TO SECTION 3.3(e) OF THIS AMENDMENT) AND NOTHING CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT SHALL BE DEEMED AND NOVATION OR SATISFACTION THEREOF.

2.2. MAXIMUM PRINCIPAL AMOUNT.

         (a) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER LOAN DOCUMENT, BUT SUBJECT TO THE LIMITATIONS SET FORTH IN OTHER PROVISIONS OF THIS AGREEMENT, THE PRINCIPAL OF BORROWER'S LIABILITIES SHALL NOT EXCEED THE FOLLOWING AMOUNTS (THE "MAXIMUM PRINCIPAL AMOUNT"), NOR SHALL THE PRINCIPAL OUTSTANDING UNDER EACH OF THE NOTES EXCEED THE SUM OF THE APPLICABLE MAXIMUM AMOUNT SET OUT BELOW:

         (i) THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOAN SHALL NOT EXCEED, AT ANY TIME, AN AMOUNT EQUAL TO $10,000,000 (THE "TRANCHE A MAXIMUM PRINCIPAL AMOUNT);

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         (ii)  THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE B LOAN SHALL BE AN
               AMOUNT EQUAL TO $31,000,000 (THE "TRANCHE B MAXIMUM PRINCIPAL AMOUNT");

         (iii) THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOAN SHALL BE AN AMOUNT EQUAL TO $12,000,000 (THE "TRANCHE C MAXIMUM PRINCIPAL AMOUNT"); AND

         (iv) THE TRANCHE A MAXIMUM PRINCIPAL AMOUNT, THE TRANCHE B MAXIMUM PRINCIPAL AMOUNT AND THE TRANCHE C MAXIMUM PRINCIPAL AMOUNT, IF APPLICABLE, AND LENDERS' COMMITMENTS SHALL BE REDUCED BY MANDATORY PREPAYMENTS OF PRINCIPAL IN ACCORDANCE WITH SECTION
               3.3. THE UNPAID PRINCIPAL BALANCE PLUS ALL ACCRUED BUT UNPAID INTEREST, FEES AND ALL OTHER SECURED OBLIGATIONS SHALL BE DUE AND PAYABLE IN FULL ON THE MATURITY DATE.

         (b) IN THE EVENT THAT THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOAN EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT DETERMINED IN ACCORDANCE WITH
SECTION 2.2(a)(i), BORROWER SHALL PAY THE AMOUNT OF SUCH EXCESS TO AGENT, AS A REDUCTION IN THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOAN, FOR THE BENEFIT OF BOS-EDINBURGH, WITHOUT NOTICE OR DEMAND, AND ANY AMOUNT NOT SO PAID SHALL BEAR INTEREST AT THE DEFAULT RATE UNTIL PAID. THIS IS AN ABSOLUTE OBLIGATION TO PAY TO AGENT THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOAN EQUAL TO THE AMOUNT BY WHICH THE SUM OF THE OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOAN EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT, REGARDLESS OF THE CAUSE OF SUCH EXCESS.

         (C) THE TRANCHE B LOAN AND THE TRANCHE C LOAN MUST BE FUNDED, IN FULL, IN THE AMOUNT OF LENDERS' COMMITMENTS PRIOR TO ANY DISBURSEMENT OF THE TRANCHE A LOAN. IT IS ANTICIPATED THAT THE TRANCHE B LOAN AND THE TRANCHE C LOAN WILL BE FULLY FUNDED ON THE AMENDMENT CLOSING DATE.

2.3. LENDERS' COMMITMENTS.

         (a) ON THE DATE HEREOF THE TOTAL COMMITMENT OF LENDERS IS $53,000,000 DESCRIBED AS FOLLOWS:

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         (i)   SUBJECT TO SECTIONS 2.1(a) AND 2.2(c), THE TRANCHE A COMMITMENT,
               AS OF THE DATE HEREOF IS $10,000,000, OF WHICH BOS-EDINBURGH'S COMMITMENT IS $10,000,000 AND IFA'S COMMITMENT IS $0.

         (ii) THE TRANCHE B COMMITMENT, AS OF THE DATE HEREOF IS $31,000,000, OF WHICH BOS-EDINBURGH'S COMMITMENT IS $31,000,000 AND IFA'S COMMITMENT IS $0.

         (iii) THE TRANCHE C COMMITMENT, AS OF THE DATE HEREOF IS $12,000,000, OF WHICH IFA'S COMMITMENT IS $12,000,000 AND BOS-EDINBURGH'S COMMITMENT IS $0.

         (iv) ON THE DATE HEREOF, BOS-EDINBURGH'S COMMITMENT PERCENTAGE WITH RESPECT TO THE LOANS IS 77%, AND IFA'S COMMITMENT PERCENTAGE IS 23%.

         (B) THE PAYMENT OF EXTRAORDINARY TRANSACTION PROCEEDS TO AGENT PURSUANT TO THE PROVISIONS HEREOF SHALL PERMANENTLY REDUCE THE LENDERS' COMMITMENTS. FOLLOWING PAYMENT OF EXTRAORDINARY TRANSACTION PROCEEDS, THE LENDERS' COMMITMENTS SHALL BE PERMANENTLY REDUCED AND THE AMOUNTS SO APPLIED MAY NOT BE REBORROWED.

2.4. MATURITY DATE; TERMINATION OF LOANS. LENDERS' RESPECTIVE OBLIGATIONS TO MAKE ANY ADVANCE TO BORROWER PURSUANT TO THE PROVISIONS HEREOF SHALL BE IN EFFECT UNTIL THE MATURITY DATE, UNLESS SOONER TERMINATED BY LENDERS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, AN UNMATURED DEFAULT, OR PURSUANT TO THE TERMS HEREOF.

2.5. AUTHORIZED DISBURSEMENT OF PROCEEDS. AFTER THE DATE HEREOF, AND FOLLOWING ALL DISBURSEMENTS PROVIDED FOR IN SECTION 2.6(a) BELOW, BORROWER HEREBY AUTHORIZES AND DIRECTS EACH LENDER AND AGENT TO DISBURSE, FOR AND ON BEHALF OF BORROWER AND FOR BORROWER'S ACCOUNT, THE PROCEEDS OF ANY LOANS TO SUCH PERSON AS BORROWER OR ANY DESIGNATED PERSON SHALL DIRECT. IN ADDITION TO ADVANCES OF LOAN PROCEEDS MADE PURSUANT TO A BORROWING REQUEST MADE BY A BORROWER FROM TIME TO TIME, BORROWER HEREBY IRREVOCABLY AUTHORIZES EACH LENDER AND AGENT TO DISBURSE PROCEEDS OF THE LOANS TO PAY: (a) INTEREST WHICH IS ACCRUED BUT UNPAID AND WHICH IS DUE AND PAYABLE PURSUANT TO THE TERMS HEREOF AND OF THE NOTES UNTIL THE LOANS ARE PAID IN FULL; AND (b) FOR ANY AND ALL COSTS AS ADVISED TO BORROWER PRIOR TO SAID DISBURSEMENT. THE EXECUTION OF THIS

AGREEMENT BY BORROWER SHALL, AND HEREBY DOES, CONSTITUTE AN IRREVOCABLE DIRECTION AND AUTHORIZATION TO EACH LENDER AND AGENT SO TO DISBURSE SUCH FUNDS DESCRIBED IN THIS SECTION AND TO TREAT SUCH ADVANCES AS MONEY LOANED PURSUANT TO THIS AGREEMENT AND AS INDEBTEDNESS EVIDENCED BY THE NOTES. NO FURTHER DIRECTION OR AUTHORIZATION FROM BORROWER SHALL BE NECESSARY FOR LENDERS TO MAKE SUCH ADVANCES, AND ALL SUCH ADVANCES SHALL SATISFY, TO THE EXTENT SO DISBURSED, THE OBLIGATIONS OF BORROWER HEREUNDER AND SHALL BE EVIDENCED BY THE NOTES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, LENDERS ARE UNDER NO DUTY OR OBLIGATION TO MAKE SUCH ADVANCES AND FAILURE TO MAKE SUCH ADVANCES SHALL NOT BE DEEMED TO BE A DEFAULT BY LENDERS OR IMPAIR ANY OF LENDERS' RIGHTS OR REMEDIES HEREUNDER.

2.6. USE OF PROCEEDS AND BORROWING PROCEDURE.

         (a) USE OF PROCEEDS. THE LOANS SHALL BE USED SOLELY TO FUND THE WORKING CAPITAL REQUIREMENTS OF BORROWER AND ITS SUBSIDIARIES; PROVIDED THAT, EXCEPT AS EXPRESSLY PERMITTED PURSUANT TO SECTION 2.1(a)(ii)(b), NO PORTION OF THE LOAN PROCEEDS SHALL BE USED TO MAKE CAPITAL CONTRIBUTIONS, LOANS, GIFTS TO OR PAY THE OBLIGATIONS OF FC COMMERCIAL, FC CAPITAL, FC CONSUMER LENDING ANY HARBOR DEBTOR OR ANY SUBSIDIARY OF ANY SUCH ENTITY. NOTWITHSTANDING THE FOREGOING, BORROWER MAY MAKE LOANS TO FC COMMERCIAL EVIDENCED BY THE PLEDGED NOTE; PROVIDED THAT, THE TOTAL AMOUNT OF THE LOANS SHALL NOT BE GREATER THAN $20,000,000 IN THE AGGREGATE OUTSTANDING AT ANY TIME, AND PROVIDED FURTHER, THAT SUCH LOANS SHALL BE USED SOLELY FOR FC COMMERCIAL'S OWN OPERATIONS OR FOR INVESTMENT IN ITS WHOLLY OWNED SUBSIDIARIES. NOTHING CONTAINED IN THIS SECTION 2.6(a) SHALL BE DEEMED TO PROHIBIT BORROWER FROM MAKING CAPITAL CONTRIBUTIONS, LOANS, GIFTS OR OTHER PAYMENTS TO SUCH ENTITIES FROM FUNDS WHICH ARE GENERATED FROM THE OPERATIONS OF BORROWER OR ITS SUBSIDIARIES OR OTHER SOURCES; PROVIDED THAT, BORROWER SHALL NOT MAKE ANY LOANS TO FC CONSUMER LENDING.

         (b) ELECTION. IF BORROWER IN RESPECT OF AN OUTSTANDING EURODOLLAR ADVANCE SHALL NOT HAVE DELIVERED A BORROWING REQUEST IN ACCORDANCE WITH SECTION 2.6(c) NOT LATER THAN 10 A.M. NEW YORK TIME AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE END OF THE INTEREST PERIOD THEN IN EFFECT FOR SUCH EURODOLLAR ADVANCE AND REQUESTING THAT SUCH EURODOLLAR ADVANCE BE REFINANCED, THEN, (UNLESS BORROWER HAS NOTIFIED THE AGENT NOT FEWER THAN THREE (3) BUSINESS DAYS PRIOR TO THE END OF SUCH INTEREST PERIOD, THAT SUCH EURODOLLAR ADVANCE IS TO

BE REPAID AT THE END OF SUCH INTEREST PERIOD), BORROWER SHALL BE DEEMED TO HAVE DELIVERED A BORROWING REQUEST REQUESTING THAT SUCH ADVANCE BE REFINANCED WITH A NEW ADVANCE OF EQUIVALENT AMOUNT, AND SUCH NEW ADVANCE SHALL BEAR INTEREST AT THE LIBOR RATE APPLICABLE FOR A ONE (1) MONTH INTEREST PERIOD.

         (c) BORROWING REQUEST. IN ORDER TO REQUEST AN ADVANCE, BORROWER SHALL HAND DELIVER OR TELECOPY TO AGENT A DULY COMPLETED BORROWING REQUEST NOT LATER THAN 10:00 A.M. NEW YORK TIME AT LEAST THREE (3) BUSINESS DAYS BEFORE ANY PROPOSED ADVANCE UNDER TRANCHE A. EACH BORROWING REQUEST SHALL BE IRREVOCABLE AND SHALL SPECIFY: (1) THE AMOUNT OF SUCH ADVANCE; (2) THE NUMBER AND LOCATION OF THE ACCOUNT TO WHICH FUNDS ARE TO BE DISBURSED; (3) THE DATE SUCH ADVANCE IS TO BE MADE (WHICH SHALL BE A BUSINESS DAY); AND (4) THE INFORMATION REQUIRED PURSUANT TO SECTIONS 2.11 AND 2.12.

         (d) FAILURE TO LOAN. THE FAILURE OF ANY LENDER TO MAKE A LOAN SHALL NOT RELIEVE ANY OTHER LENDER OF ITS OBLIGATION TO FUND ANY LOAN HEREUNDER, BUT NEITHER AGENT NOR ANY OTHER LENDER SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER LENDER TO MAKE A LOAN.

2.7. INTEREST RATE.

         (a) EXCEPT AS PROVIDED IN SECTION 2.9, THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE A LOAN AND THE TRANCHE B LOANS SHALL BEAR INTEREST AT THE EURODOLLAR RATE AND BORROWER SHALL NOT HAVE THE RIGHT TO SELECT THE PRIME INTEREST RATE WITHOUT BOS-EDINBURGH'S PRIOR WRITTEN APPROVAL, WHICH APPROVAL MAY BE WITHHELD IN BOS-EDINBURGH'S SOLE AND EXCLUSIVE DISCRETION. EXCEPT AS PROVIDED IN SECTION 2.9, THE UNPAID PRINCIPAL BALANCE OF THE TRANCHE C LOAN SHALL BEAR INTEREST AT THE PRIME INTEREST RATE AND BORROWER SHALL NOT HAVE THE RIGHT TO SELECT THE EURODOLLAR RATE TO BE APPLICABLE TO TRANCHE C LOANS.

         (b) INTEREST ON ALL PRIME RATE ADVANCES, IF APPLICABLE, SHALL BE COMPUTED ON A 365-DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED. INTEREST ON ALL EURODOLLAR ADVANCES SHALL BE COMPUTED ON A 360 DAY YEAR FOR THE ACTUAL NUMBER OF DAYS ELAPSED. AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION THEREOF, ALL LOANS SHALL BEAR INTEREST AT THE DEFAULT RATE. THE UNPAID PRINCIPAL BALANCE OF EACH ADVANCE SHALL BEAR INTEREST AT THE INTEREST RATE APPLICABLE THERETO, DETERMINED BY AGENT IN ACCORDANCE WITH THE PROVISIONS HEREOF, WHICH DETERMINATION SHALL BE BINDING UPON BORROWER, ABSENT MANIFEST ERROR.

         2.26. Section 2.13 of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  2.13. FEES.

                  (a) FACILITY FEE. BORROWER SHALL PAY TO AGENT, FOR THE RATABLE BENEFIT OF LENDERS, A FACILITY FEE IN THE AMOUNT OF $500,000, TO BE ALLOCATED AMONG LENDERS IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENT PERCENTAGES, AND TO BE PAYABLE BY BORROWER, IN ACCORDANCE WITH THE SCHEDULE SET FORTH BELOW, WITH ANY THEN UNPAID AMOUNT TO BE DUE AND PAYABLE IN FULL UPON THE FULL PREPAYMENT OF THE LOANS, PRIOR TO THE SECOND ANNIVERSARY OF THE AMENDMENT CLOSING DATE:

         ON THE AMENDMENT CLOSING DATE:          $166,666.67 ONE YEAR FROM THE
DATE OF THE AMENDMENT CLOSING DATE:          $166,666.67

         TWO YEARS FROM THE DATE OF THE AMENDMENT CLOSING DATE:
$166,666.66

                  (b) UNUSED COMMITMENT. BORROWER SHALL PAY TO AGENT, FOR THE BENEFIT OF BOS-EDINBURGH, AN UNUSED COMMITMENT FEE IN AN AMOUNT EQUAL TO 0.375% (ON AN ANNUAL BASIS, BASED ON THE NUMBER OF DAYS ELAPSED ON A 365-DAY YEAR) OF THE DIFFERENCE BETWEEN THE TRANCHE A COMMITMENT AND THE AVERAGE DAILY OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOAN DURING THE APPLICABLE QUARTER. SUCH FEE SHALL BE PAYABLE QUARTERLY IN ARREARS ON THE LAST BUSINESS DAY OF EACH CALENDAR QUARTER. UPON THE PERMANENT REDUCTION OF THE TRANCHE A COMMITMENT IN ACCORDANCE WITH
         SECTION 2.3, THE UNUSED COMMITMENT FEE SHALL BE BASED UPON THE REDUCED TRANCHE A COMMITMENT.

                  (c) PREPAYMENT FEE. BORROWER SHALL PAY TO AGENT, FOR THE RATABLE BENEFIT OF LENDERS, A PREPAYMENT FEE IN THE AMOUNT OF $500,000 UPON THE FULL PREPAYMENT OF THE LOANS.

                  (d) LIBOR BREAKAGE FEE. IN THE EVENT OF ANY PREPAYMENT OF AN ADVANCE PRIOR TO THE END OF THE THEN APPLICABLE INTEREST PERIOD (BY ACCELERATION OR OTHERWISE) OR IN THE EVENT ANY ADVANCE IS NOT MADE AFTER DELIVERY OF A BORROWING REQUEST IN ACCORDANCE WITH THE TERMS HEREOF, FOR ANY REASON WHATSOEVER, BORROWER SHALL PAY TO

         AGENT, FOR THE BENEFIT OF BOS-EDINBURGH, AN AMOUNT EQUAL TO THE LIBOR BREAKAGE FEE.

                  (e) INTEREST ON FEES. ANY FEE PAYABLE UNDER THIS SECTION 2.13 WHICH IS NOT PAID WHEN DUE SHALL BEAR INTEREST AT THE DEFAULT RATE.

         2.27. Section 3.3 of the Existing Loan Agreement is hereby deleted in its entirety, and the following substituted therefor:

                  3.3. PRINCIPAL PAYMENTS AND MANDATORY PREPAYMENT. BORROWER PROMISES TO PAY TO THE ORDER OF AGENT, FOR THE RATABLE BENEFIT OF LENDERS, ALL MANDATORY PRINCIPAL PAYMENTS AT THE FOLLOWING TIMES AND IN THE FOLLOWING AMOUNTS:

                           (a) THE UNPAID PRINCIPAL BALANCE, PLUS ALL ACCRUED
                  BUT UNPAID INTEREST, SHALL BE DUE AND PAYABLE TO AGENT, FOR THE RATABLE BENEFIT OF LENDERS, IN FULL ON THE MATURITY DATE, SUBJECT TO PRIOR PRINCIPAL PAYMENTS ON THE TRANCHE B LOAN AND THE TRANCHE C LOANS AS SET FORTH HEREIN, WITHOUT NOTICE OR DEMAND. SAID AMOUNT SHALL BE DUE AND PAYABLE, NOTWITHSTANDING ANY SEEMINGLY CONTRADICTORY PROVISIONS IN THIS AGREEMENT.

                           (b) BORROWER SHALL PAY THE FOLLOWING AMOUNTS OF
                  PRINCIPAL UNDER THE TRANCHE B LOAN ON THE FOLLOWING DATES:

                           DECEMBER 31, 2001          $1,000,000
                           JUNE 30, 2002              $1,000,000
                           DECEMBER 31, 2002          $1,000,000
                           JUNE 30, 2003              $1,000,000

                           (c) IN THE EVENT OF A PRINCIPAL PAYMENT ON ONE OR
                  MORE PLEDGED NOTE IN AN AMOUNT IN EXCESS, IN THE AGGREGATE, OF $250,000, BORROWER AND THE APPLICABLE LOAN PARTY SHALL GIVE IMMEDIATE NOTICE THEREOF TO AGENT, AND BORROWER SHALL PAY TO AGENT, FOR THE RATABLE BENEFIT OF LENDERS, PRINCIPAL IN AN AMOUNT EQUAL TO THE AMOUNT OF SUCH PRINCIPAL PAYMENT ON SAID PLEDGED NOTE; TO BE APPLIED FIRST TO TRANCHE A, THEN TO THE TRANCHE B AND TRANCHE C LOANS, PRO RATA PROVIDED THAT THE PARTIES HEREBY ACKNOWLEDGE THAT SUCH PRINCIPAL PAYMENT SHALL NOT REDUCE THE TOTAL COMMITMENT ON THE TRANCHE A LOAN AND SHALL BE APPLIED TO THE TRANCHE A LOAN PROVIDED FURTHER IF THERE IS NO OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A LOAN, THEN SUCH PAYMENT SHALL PERMANENTLY REDUCE THE LENDERS' COMMITMENTS RELATING TO THE

                  TRANCHE B LOAN AND THE TRANCHE C LOAN TO THE EXTENT OF THE PAYMENT THEREOF.

                           (d) IF AT ANY TIME THE OUTSTANDING PRINCIPAL AMOUNTS
                  OF THE TRANCHE A LOAN EXCEEDS THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOAN IN ACCORDANCE WITH SECTION 2.2(a)(i), BORROWER SHALL PAY PRINCIPAL IN AN AMOUNT NECESSARY TO REDUCE SUCH THEN OUTSTANDING PRINCIPAL AMOUNT TO AN AMOUNT LESS THAN THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOAN AND SAID PAYMENT SHALL BE APPLIED TO THE TRANCHE A LOAN TO REDUCE SUCH LOAN TO AN AMOUNT BELOW THE MAXIMUM PRINCIPAL AMOUNT OF THE TRANCHE A LOAN AS DETERMINED IN ACCORDANCE WITH SECTION 2.2(a)(i).

                           (e) BORROWER SHALL PAY TO AGENT, FOR THE BENEFIT OF
                  LENDERS, 100% OF ALL EXTRAORDINARY TRANSACTION PROCEEDS, TO BE APPLIED TO THE SECURED OBLIGATIONS IN THE ORDER OF PRIORITY DETERMINED IN ACCORDANCE WITH SECTION 3.6. UPON PAYMENT OF SAID EXTRAORDINARY TRANSACTION PROCEEDS, THE TOTAL COMMITMENT SHALL BE REDUCED.

         2.28. Sections 3.5 and 3.6 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  3.5. PAYMENT ON MATURITY AND PREPAYMENT.

                           (a) PAYMENT ON MATURITY. BORROWER SHALL PAY TO AGENT,
                  FOR THE RATABLE BENEFIT OF LENDERS, IN FULL, IN CASH OR OTHER IMMEDIATELY AVAILABLE FUNDS, THE OUTSTANDING PRINCIPAL AMOUNT, PLUS ALL ACCRUED BUT UNPAID INTEREST AND ALL OTHER SECURED OBLIGATIONS ON THE MATURITY DATE.

                           (b) PREPAYMENT. SUBJECT TO SECTION 2.13(c), TRANCHE C
                  LOAN MAY BE REPAID AT ANY TIME, WITHOUT PREMIUM OR PENALTY, BY BORROWER GIVING TELEPHONIC NOTICE TO AGENT OF SUCH PREPAYMENT NO LATER THAN 10:00 A.M. NEW YORK TIME ON THE DATE OF SUCH PREPAYMENT, CONFIRMED IN WRITING BY FACSIMILE OF ITS TELEPHONIC NOTICE ON THE SAME DAY. EACH EURODOLLAR ADVANCE MAY BE PREPAID ON THE LAST DAY OF THE INTEREST PERIOD APPLICABLE THERETO, BUT ONLY BY BORROWER GIVING TELEPHONIC NOTICE TO AGENT OF SUCH PREPAYMENT AT LEAST THREE (3) BUSINESS DAYS PRIOR TO THE DAY OF SUCH PREPAYMENT, SUCH NOTICE CONFIRMED IN WRITING BY FACSIMILE ON THE DAY OF THE TELEPHONIC NOTICE. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCE, PREPAYMENT OF ANY EURODOLLAR ADVANCE DURING AN INTEREST PERIOD IS EXPRESSLY PROHIBITED. IN THE EVENT OF AN ATTEMPTED PREPAYMENT OF ANY EURODOLLAR ADVANCE DURING ANY INTEREST PERIOD, AGENT, AT

                  BORROWER'S OPTION, SHALL EITHER: (i) HOLD SUCH FUNDS IN A NON-INTEREST BEARING CASH COLLATERAL ACCOUNT TO SECURE THE SECURED OBLIGATIONS AND TO APPLY SUCH FUNDS TO THE SECURED OBLIGATIONS ON THE LAST DAY OF THE INTEREST PERIOD, OR (II) APPLY SUCH FUNDS TO THE SECURED OBLIGATIONS, IN WHICH EVENT BORROWER SHALL PAY TO AGENT, FOR THE RATABLE BENEFIT OF THE APPLICABLE LENDERS, A LIBOR BREAKAGE FEE IMMEDIATELY UPON DEMAND THEREFOR, AND ANY AMOUNT NOT SO PAID SHALL BEAR INTEREST AT THE DEFAULT RATE.

                           (c) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN
                  SECTION 3.5(b) ABOVE, BORROWER SHALL PAY A PREPAYMENT FEE IN ACCORDANCE WITH SECTION 2.13(c) ABOVE.

                  3.6. APPLICATION OF PAYMENTS. AGENT SHALL APPLY PAYMENTS MADE TO AGENT, FOR THE BENEFIT OF LENDERS, IN THE FOLLOWING ORDER OF
         PRIORITY:

                           (a) PAYMENTS FROM EXTRAORDINARY TRANSACTION PROCEEDS.
                  PAYMENTS FROM EXTRAORDINARY TRANSACTION PROCEEDS, INCLUDING BUT NOT LIMITED TO PROCEEDS DERIVED FROM ADDITIONAL EQUITY OR FROM A LOAN FROM A THIRD PARTY (SAID LOAN TO BE SUBORDINATE TO THE LOANS CONTEMPLATED HEREUNDER), SHALL BE APPLIED IN THE FOLLOWING ORDER OF PRIORITY: (A) TO REPAY ANY AND ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND OWING UNDER THE TRANCHE C LOAN; (B) TO REPAY ANY AND ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND OWING UNDER THE TRANCHE B LOAN; AND (C) TO REPAY ANY AND ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND OWING UNDER THE TRANCHE A LOAN.

                           (b) PAYMENTS IN THE ORDINARY COURSE OF BUSINESS.
                  PAYMENTS WHICH ARE NOT MADE FROM EXTRAORDINARY TRANSACTION PROCEEDS SHALL BE APPLIED: (i) FIRST, TO THE PAYMENT OF ANY COSTS, EXPENSES, PENALTIES, FEES, AND LATE PAYMENT FEES; (ii) SECOND, TO ACCRUED BUT UNPAID INTEREST ON THE LOANS; AND (iii) THIRD, TO PRINCIPAL OF THE TRANCHE A LOANS; AND (iv) FOURTH TO THE PRINCIPAL, ON A PRO RATA BASIS , OF THE TRANCHE B AND TRANCHE C LOANS.

                           (c) NOTWITHSTANDING THE FOREGOING, (i) AGENT SHALL,
                  TO THE EXTENT POSSIBLE, NOT ALLOCATE PAYMENTS IN A MANNER WHICH WOULD CREATE A LIBOR BREAKAGE FEE OR OTHER FEE OR PENALTY PAYABLE BY BORROWER WHICH WOULD NOT OTHERWISE BE IMPOSED AND (ii) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, AND DURING THE CONTINUATION THEREOF, LENDERS MAY ELECT TO ALLOCATE PAYMENTS IN ANY OTHER ORDER OF PRIORITY, AS LENDERS SHALL IN THEIR SOLE AND EXCLUSIVE DISCRETION ELECT, TO SECURED OBLIGATIONS WHICH ARE THEN DUE AND OWING, IN ANY

                  ORDER OF PRIORITY. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AND DURING THE CONTINUATION THEREOF, BORROWER (y) IRREVOCABLY WAIVES THE RIGHT TO DIRECT THE APPLICATION OF PAYMENTS AND COLLECTIONS RECEIVED BY AGENT FROM OR ON BEHALF OF BORROWER, AND (z) AGREES THAT AGENT SHALL HAVE THE CONTINUING EXCLUSIVE RIGHT TO APPLY AND REAPPLY ANY AND ALL SUCH PAYMENTS AND COLLECTIONS AGAINST THE LOANS OR ANY OTHER SECURED OBLIGATIONS THEN DUE AND PAYABLE IN SUCH MANNER AS AGENT MAY DEEM APPROPRIATE, NOTWITHSTANDING ANY ENTRY BY AGENT UPON ANY OF ITS BOOKS AND RECORDS.

         2.29. Section 5.2 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                           5.2 LIQUIDATION OF FC CAPITAL. BORROWER HAS ADVISED
                  LENDERS AND AGENT THAT IT IS BORROWER'S INTENT TO CAUSE FC CAPITAL TO CEASE DOING BUSINESS AND TO LIQUIDATE THE ASSETS OF FC CAPITAL. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE PARTIES HEREBY AGREE THAT FROM AN AFTER THE DATE
                  HEREOF:

                           (a) BORROWER SHALL NOT PERMIT FC CAPITAL TO ENGAGE IN
                  ANY NEW TRANSACTION OR BUSINESS OR TO INVEST IN ANY NEW
                  ASSETS;

                           (b) THE LIQUID ASSETS OF FC CAPITAL IN CASH, CASH
                  EQUIVALENTS, MARKETABLE SECURITIES, TREASURY BILLS OR SIMILAR INVESTMENTS SHALL NOT EXCEED, AT ANY ONE TIME, $150,000;

                           (c) BORROWER SHALL CAUSE FC CAPITAL TO PAY ANY MONIES
                  IN EXCESS OF $150,000 AT ANY ONE TIME TO BORROWER EITHER IN PAYMENT OF ITS PLEDGED NOTE PAYABLE TO BORROWER OR AS A DIVIDEND, IF SUCH PLEDGED NOTE HAS BEEN REDUCED TO ZERO;

                           (d) BORROWER SHALL DELIVER TO AGENT NO LATER THAN THE
                  15TH DAY OF EVERY MONTH, A STATEMENT OF INCOME, EXPENSES AND LIQUID ASSETS OF FC CAPITAL, CERTIFIED BY THE CHIEF FINANCIAL OFFICER OR TREASURER OF BORROWER; AND

                           (e) ANY PAYMENTS OR DISTRIBUTIONS TO BORROWER
                  PURSUANT TO SECTION 5.2(d) IN EXCESS OF $250,000 IN ANY 30 DAY PERIOD SHALL BE APPLIED TO BORROWER'S LIABILITIES AS FOLLOWS:
                  (i) IF THE SOURCE OF SUCH FUNDS RESULTS FROM THE ORDERLY LIQUIDATION OF ASSETS OF FC CAPITAL, SUCH FUNDS SHALL BE DEEMED TO BE PROCEEDS IN THE ORDINARY COURSE OF BUSINESS AND SHALL BE APPLIED IN ACCORDANCE

                  WITH SECTION 3.6(b); AND (ii) IF SUCH FUNDS ARE THE PROCEEDS OF THE SALE OF ASSETS OF FC CAPITAL OR PAYMENTS IN SETTLEMENT OF OR PAYMENTS RECEIVED FROM LITIGATION OR OTHER PROCEEDINGS, THEN SUCH FUNDS SHALL BE DEEMED TO BE EXTRAORDINARY TRANSACTION PROCEEDS AND SHALL BE APPLIED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.6(a).

         2.30. Section 6.1 of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  6.1. FINANCIAL COVENANTS. BORROWER AND ALL OTHER MEMBERS OF THE CONSOLIDATED GROUP, ON A CONSOLIDATED BASIS, SHALL, AT ALL TIMES DURING THE TERM HEREOF, MEASURED QUARTERLY:

                           (a) MAINTAIN A RATIO OF INDEBTEDNESS TO TANGIBLE NET
                  WORTH EQUAL TO OR LESS THAN 2.5 TO 1 FOR THE PERIOD ENDING SEPTEMBER 30, 2000 AND DECEMBER 31, 2000, AND A RATIO OF INDEBTEDNESS TO TANGIBLE NET WORTH EQUAL TO OR LESS THAN 3 TO 1 FOR EACH PERIOD THEREAFTER;

                           (b) MAINTAIN A TANGIBLE NET WORTH EQUAL TO OR GREATER
                  THAN $35,000,000 PLUS FIFTY PERCENT (50%) OF THE CUMULATIVE POSITIVE NET INCOME FOR THAT PERIOD MEASURED AT THE END OF SUCH PERIOD, PROVIDED THAT, IN ANY EVENT, A TANGIBLE NET WORTH EQUAL OR GREATER THAN $35,000,000 MUST ALWAYS BE MAINTAINED; AND

                           (c) MAINTAIN A RATIO OF EBITDA TO INTEREST COVERAGE
                  EQUAL TO: (i) 1.1 TO 1 FOR THE YEAR 2000; (ii) 1.2 TO 1 FOR THE YEAR 2001; (iii) 1.75 TO 1 FOR THE YEAR 2002; AND (iv) 2.5 TO 1 FOR THE YEAR 2003. THE FOREGOING RATIOS SHALL BE MEASURED ON A TRAILING THREE MONTH BASIS COMMENCING SEPTEMBER 30, 2000.

                  ALL COVENANTS SET FORTH HEREIN SHALL BE MEASURED QUARTERLY, UPON RECEIPT OF THE STATEMENTS DELIVERED TO AGENT PURSUANT TO
                  SECTION 6.2(c)(iii) OR THE ANNUAL CONSOLIDATED FINANCIAL STATEMENTS DELIVERED IN ACCORDANCE WITH SECTION 6.2(c)(i), IF AVAILABLE.

         2.31. Section 6.3(h)(iv) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (iv) AFTER THE DATE HEREOF, BORROWER WILL ONLY INVEST (a) IN FC COMMERCIAL PURSUANT TO SECTION 2.6(a) HEREOF, AND (b) IN FC CONSUMER LENDING AS EXPRESSLY CONTEMPLATED PURSUANT TO SECTION
                  4.3 OF THE AGREEMENT AMONG MEMBERS (DRIVE GENERAL PARTNER).

                  SUBJECT TO THE FOREGOING, NEITHER BORROWER NOR ANY PRIMARY OBLIGOR OR ANY SECONDARY OBLIGOR WILL INVEST IN FC CONSUMER LENDING OR ITS SUBSIDIARIES. AS USED IN SECTIONS 6.3(h)(ii),
                  (iii), (iv) AND (v) "INVEST" SHALL INCLUDE, BUT NOT BE LIMITED TO (y) CONTRIBUTIONS TO THE CAPITAL OF A PERSON, AND (z) MAKING LOANS OR OTHER FINANCIAL ACCOMMODATIONS TO A PERSON.

         2.32. Section 6.3(i) of the Existing Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                  (i) DIVIDENDS; PAYMENT OF FEES, ETC. AT ANY TIME DURING THE TERM HEREOF, WITHOUT LENDERS' PRIOR WRITTEN CONSENT WHICH MAY BE WITHHELD IN LENDERS' SOLE AND ABSOLUTE DISCRETION, NEITHER BORROWER, NOR ANY PRIMARY OBLIGOR NOR ANY SECONDARY OBLIGOR SHALL: (i) PAY ANY DIVIDENDS OR MAKE ANY DISTRIBUTIONS OF PROPERTY OR ASSETS WITH RESPECT TO ITS STOCK, INCLUDING, BUT NOT LIMITED TO, DIVIDENDS WITH RESPECT TO ITS EQUITY INTERESTS, INCLUDING ANY PREFERRED STOCK; (ii) PAY ANY DIRECTOR'S FEES OR ANY SALARIES TO ANY DIRECTOR OR SHAREHOLDER UNLESS SUCH SHAREHOLDER OR DIRECTOR IS DIRECTLY AND ACTIVELY EMPLOYED BY A BORROWER OR ANY PRIMARY OBLIGOR OR SECONDARY OBLIGOR; PROVIDED THAT, BORROWER MAY COMPENSATE OUTSIDE DIRECTORS IN AN AMOUNT NOT TO EXCEED $20,000.00 PER YEAR. NOTWITHSTANDING THE FOREGOING, BORROWER MAY PAY DIVIDENDS ON ITS PREFERRED STOCK FROM AND AFTER SUCH TIME AS THE TRANCHE C LOAN HAS BEEN PAID IN FULL AND ALL COMMITMENTS RELATING THERETO HAVE BEEN CANCELLED; PROVIDED THAT, NO EVENT OF DEFAULT EXISTS, AND PROVIDED FURTHER, THAT SUCH PAYMENT WILL NOT CAUSE AN EVENT OF DEFAULT UNDER THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         2.33. Section 6.3(k) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (k) INDEBTEDNESS. NEITHER BORROWER NOR ANY PRIMARY OBLIGOR SHALL CONTRACT, CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY INDEBTEDNESS; EXCEPT FOR (A) INDEBTEDNESS TO LENDERS AND AGENT PURSUANT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; (B) INDEBTEDNESS EXISTING ON THE AMENDMENT CLOSING DATE AND REFLECTED ON THE FINANCIALS OF BORROWER DELIVERED ON THE AMENDMENT CLOSING DATE; (C) INDEBTEDNESS DISCLOSED ON SCHEDULES 5.1(s), (t), AND (u); (D) THE FC HOLDINGS LINE OF CREDIT; AND (E) UNSECURED TRADE PAYABLES INCURRED IN THE ORDINARY COURSE OF BUSINESS.

         2.34. Section 6.3(s) of the Existing Loan Agreement is hereby deleted in its entirety.

         2.35. Section 6.4(b)(xiii) of the Existing Loan Agreement is hereby deleted in its entirety.

         2.36. Section 7.1(z) of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  (z) IF BORROWER FAILS TO AMEND ITS ARTICLES OF INCORPORATION, ON OR BEFORE DECEMBER 1, 2000, TO PROVIDE FOR THE ISSUANCE OF ADDITIONAL CLASSES OF NON-VOTING STOCK IN ACCORDANCE WITH
                  SECTION 21.5(f) OF THAT CERTAIN WARRANT AGREEMENT, AS AMENDED BY THAT CERTAIN AMENDMENT (OPTION AND WARRANTS) DATED FOR REFERENCE PURPOSES ONLY AS OF AUGUST 18, 2000, BY AND BETWEEN BORROWER AND IFA.

         2.37. Section 9.4 of the Existing Loan Agreement is hereby deleted in its entirety, and the following is substituted therefor:

                  9.4. NOTICES

                       IF TO BORROWER:           FIRSTCITY FINANCIAL CORPORATION
                                                 6400 IMPERIAL DRIVE
                                                 P.O. BOX 8216
                                                 WACO, TEXAS  76714
                                                 ATTN:  LEGAL DEPARTMENT
                                                 TELECOPY:  254-751-7725

                       IF TO AGENT:              BANK OF SCOTLAND
                                                 565 FIFTH AVENUE
                                                 NEW YORK, NEW YORK 10017
                                                 ATTN:  LOANS ADMINISTRATION
                                                 TELECOPY:  212-557-9460

                       WITH A COPY TO:           SACHNOFF & WEAVER, LTD.
                                                 SUITE 2900
                                                 30 SOUTH WACKER DRIVE
                                                 CHICAGO, ILLINOIS 60606
                                                 ATTN:  FRANK BALLANTINE, ESQ.
                                                 AND CYNTHIA JARED, ESQ.
                                                 TELECOPY:  312-207-6400

                                                 AND TO

                                                 BANK OF SCOTLAND
                                                 CHICAGO REPRESENTATIVE OFFICE
                                                 311 SOUTH WACKER DRIVE

                                                   SUITE 1625
                                                   CHICAGO, ILLINOIS 60606
                                                   ATTN:  STEPHEN CAMPBELL
                                                   TELECOPY:  312-939-9715

                       IF TO LENDERS:              THE GOVERNOR AND COMPANY OF
                                                   THE BANK OF SCOTLAND, A BANK
                                                   ORGANIZED UNDER THE LAWS OF
                                                   SCOTLAND BY AN ACT OF THE
                                                   SCOTS PARLIAMENT IN 1695
                                                   THE MOUND
                                                   EDINBURGH. SCOTLAND
                                                   ATTN: WILLIAM GREENSHIELDS

                                                   AND TO

                                                   IFA INCORPORATED
                                                   565 FIFTH AVENUE
                                                   26TH FLOOR
                                                   NEW YORK, NEW YORK 10017
                                                   ATTN:  JIM HALLEY, PRESIDENT
                                                   TELECOPY:  (212) 883-6610

                       WITH A COPY TO:             SULLIVAN & WORCESTER
                                                   767 THIRD AVENUE
                                                   NEW YORK, NEW YORK 10017
                                                   ATTN:  MARK LEVINE, ESQ.
                                                   TELECOPY:  (212) 758-2151

         THE ABOVE ADDRESSES MAY BE CHANGED BY NOTICE OF SUCH CHANGE, MAILED AS PROVIDED HEREIN, TO THE LAST ADDRESS DESIGNATED.

         2.38. Schedules 4.2(b) and 4.3(b) of the Existing Loan Agreement are hereby deleted in their entirety, and Schedules 4.2(b) and 4.3(b) attached hereto are substituted therefor.

         2.39. Schedule 5.1(g) of the Existing Loan Agreement is hereby deleted in its entirety and Schedule 5.1(g) attached hereto is substituted therefor.

         2.40. The Schedule of Exhibits and Schedules of the Existing Loan Agreement is hereby amended by deleting Schedule 5.2 in its entirety, as are all references to said Schedule.

         2.41. Schedule 6.3(l) of the Existing Loan Agreement is hereby deleted in its entirety, and Schedule 6.3(l) attached hereto is substituted therefor.

         2.42. Borrower hereby represents and warrants that except as expressly amended hereby all Schedules are true, accurate and complete as of the date hereof.

         3. OTHER CONSENTS REQUIRED BY LOAN AGREEMENT.

         3.1. Consent to Stock Transfer. Lenders hereby consent to those transfers of stock, other equity interests and assets and other transactions identified on Exhibit D hereto (which exhibit does not necessarily manifest the order in which such transactions shall occur).

         3.2. Consent to IFA Security Interests. BOS-Edinburgh hereby consents to the issuance of certain security interests to IFA to secure those loans as set forth on Exhibit E attached hereto and incorporated herein by reference and to a guaranty of certain obligations and certain indemnifications made by Borrower pursuant thereto.

         3.3. Consent to Transactions. Lenders hereby consent to those transactions contemplated in Section 4.4.

         3.4. Consent to Transfer of Funds to FC Capital. Lenders hereby consent to those contributions, payments or loans made by Borrower of an amount not to exceed $3,000,000 to FC Capital prior to the date hereof.

         3.5. FirstCity Mexico, Inc. - Banco Serfin, S.A. Acquisition. Lenders hereby consent to the participation of FC Mexico in the purchase with Cargill Financial Services International, Inc., Cerberus Capital Management, L.P., Cartera Comercial, S.A. de C.V., Promecap, S.C. and Ficen, S.A. de C.V. related to the acquisition of all or part of a portfolio of 25,301 loans with an approximate aggregate principal balance of $7,693,444,008 Mexican Pesos being offered for sale on a bid basis by Banco Serfin, S.A., Institucion de Banca Multiple, Grupo Financiero Serfin.

         3.6. Consent to Powers of Attorney - Santander Acquisition. Lenders hereby consent to the execution of limited powers of attorney by FC Commercial to Jose Mota and Mauricio Cervantes of Cargill de Mexico and Bob Lyon of FC Mexico authorizing those persons to execute the confidentiality agreement, deposit agreement, and such other documents or instruments on behalf of FC Commercial, relating to the bid to purchase assets from Banco Inverlat, for which bid consent was provided under Section 3.4 of the April Amendment, and to the possible purchase of certain assets from Banco Serfin, S.A.

         3.7. Contribution and Indemnification. Lenders hereby consent to the execution of those certain Contribution Agreements and Securities Purchase Agreements providing for indemnification of IFA Incorporated, or any Affiliate thereof, in connection with the transfers of stock and other actions identified on Exhibit D attached hereto.

         3.8. Consent to Amendment to Borrower's Organizational Documents. Lenders hereby consent to Borrower's amendment to its Organic Documents to authorize up to 1,975,000 fully paid and nonassessable shares of non-voting common stock.

         3.9. Transfers to Drive Financial Services. Lenders hereby consent to the modification of the Enterprise Funding warehouse facility and master purchases agreements by FCAR, FC Consumer Lending, FC Consumer Finance and FC Funding related to the transfer of assets (including ownership interests in FCAR) and formation of Drive Financial Services and its affiliates, and to execution of subservicing agreements between FC Funding and Drive Financial Services and/or Drive Servicing LLC related to servicing of existing securitizations, the related residuals of which are being transferred to Drive Financial Services.

         3.10. Consent to Amendment of Option Agreement. Lenders hereby consent to the amendment to the Option to Acquire Warrants granted by Borrower to IFA to provide for extension of exercise period to August 31, 2001.

         3.11. Waiver of Financial Covenants. Lenders hereby waive all defaults under Section 6.1 arising prior to June 30, 2000.

         3.12. Waiver of Notice of Taxes. Lenders hereby waive any default of the representation related to notices and payment of taxes with respect to taxes dated July 26, 2000 incurred by J-Hawk Corporation relating to the tax period ending July 1995 in the amount of $252,423.77 and December 31, 1994 in the amount of $242,889.71; provided that, Borrower shall pay such taxes on or before September 30, 2000 and shall provide evidence thereof to Lenders. Notwithstanding the foregoing, nothing contained herein shall be deemed as a waiver of this representation or any other representation, warranty or covenant with respect to any notice other than the notice described in this Paragraph 3.12.

         3.13. Waiver as to Failure to Timely Deliver. Lenders hereby waive any default arising out of Borrower's failure to timely deliver any document or report pursuant to Section 6.3(c) or to timely deliver any notice pursuant to
Section 6.4 on the condition that such document, report or notice has on or prior to the date hereof actually been delivered to Agent or Lenders as applicable.

         3.14. Loan to Residential Oeste, S.A. de C.V.. Lenders hereby consent to the FC Holdings, as lender, executing a loan agreement pursuant to which FC Holdings will loan to Residential Oeste, S.A. de C.V. an amount equal to $222,400 in a single disbursement.

         3.15. Limitations on Consent. The consents and waivers set forth Sections 3.1 through and including 3.14 shall be narrowly construed. Except as set forth in Sections 3.1 through and including 3.14, nothing contained herein shall be deemed to: (i) be a waiver or consent of any other provision of the Loan Agreement or any other Loan Document, (ii) be a consent to any other transfer of any interest in any asset of Borrower, any Primary Obligor, or any Secondary Obligor, except as expressly set forth herein, (iii) be a consent to any future transfer, pledge, assignment of any Asset of Borrower, any Primary Obligor or any Secondary Obligor, except as expressly provided herein, (iv) or to the waiver of any other covenant set forth in Sections 6.1, 6.3 or any other provision of the Loan Agreement or any other Loan Document. Nothing contained herein is intended to affect or limit, in any way whatsoever, the security interest that Agent and/or Lenders has in the assets of Borrower or any other Loan Party, whether tangible or intangible, insofar as the rights of Borrower, Borrower's Affiliates, and third parties are involved. The respective rights of Lenders and CFSC shall be governed by the Subordination Agreement and the CFSC Intercreditor Agreement, which remain in full force and effect unamended hereby. In addition, nothing herein contained is intended to either affect or limit

Lenders' rights or remedies under the Existing Loan Agreement, as amended hereby, or the Subordination Agreement or CFSC Intercreditor Agreement, or affect, limit or waive any obligation of Borrower thereunder.

         4. MISCELLANEOUS.

         4.1. Checklist Items. The obligation of Lenders to make enter into and perform this Amendment is subject to the condition precedent that, in addition to satisfaction of the conditions set forth in Section 4.2, Agent shall have received all documents, instruments, agreements, notes, evidences of Borrower's authority, and all other instruments as Agent may reasonably request, including but not limited to all items on the documentation checklist, delivered by Agent to Borrower prior to the date hereof.

         4.2. Conditions Precedent. The obligation of Lenders to enter into this Amendment is subject to the following conditions precedent:

                  (a) that all proceedings taken in connection with the transactions contemplated in Recitals F through N of this Amendment and all instruments, authorizations and other documents applicable thereto shall be satisfactory, in form and substance, to Lenders in their sole discretion, and such transactions shall have been consummated simultaneously herewith.

                  (b) Borrower shall have entered into or shall have caused any Affiliate to enter into any and all agreements, instruments, or contracts, which Lenders require in their sole discretion, to effectuate the transactions contemplated under the Loan Agreement, as amended or modified from time to time.

                  (c) BOS-Edinburgh shall have entered into a transfer supplement with Bank of America, N.A. to purchase its rights and interests under the Existing Loan Agreement.

                  (d) Attached hereto as Schedule 4.2(d)(1) is a true, accurate and complete schedule of all Indebtedness of Drive Financial Services; Drive GP; Drive ABS; FC Consumer Lending, FCAR, FC Funding, FC Consumer Finance as of the date hereof which will not be paid in full and terminated in accordance with the provisions of this Agreement and the series of transactions contemplated in Exhibit D and Section 4.3 of this Amendment (collectively, the "AUGUST TRANSACTIONS"). Attached hereto as Schedule 4.2(d)(2) is a schedule of those consents which Borrower will obtain as a condition precedent to the closing of transactions contemplated therein. Attached hereto as Schedule 4.2(d)(3) is a schedule of those consents which Borrower hereby covenants and agrees to obtain on or before the Amendment Closing Date. In addition to the forgoing consents, Borrower and/or any of its Affiliates, as necessary, shall use their best efforts to enter into and cause any of their third party creditors, secured or unsecured, to enter into any consent and waiver required by Lenders, from time to time, in a form acceptable to Lenders in their sole discretion, with respect to the funds which flow or will flow from FCAR, Drive Financial Services, and/or Drive ABS to Borrower and/or any of Borrower's Affiliates. All consents and waivers required pursuant to the terms of this Section shall contain language which effectively releases any claim such third party creditors could assert against, or with respect to, said funds. This condition shall survive post-closing, and shall be a continuing obligation of Borrower and/or any of its Affiliates, until all Indebtedness owing Lenders shall be indefeasibly paid in full.

         4.3. Financial Transactions; Source of Funds. As a condition precedent to Lenders' obligations hereunder, the following transactions shall have been consummated:

                  (1) IFA shall have loaned Drive Financial Services
         $10,000,000;

                  (2) IFA shall have loaned Drive ABS $50,000,000;

                  (3) Drive ABS shall have purchased residuals from Drive Financial Services for consideration of approximately $50,000,000.

                  (4) Drive Financial Services shall have used the proceeds of the IFA loan and such consideration to pay the Pledged Note made by FC Funding payable to the order of the FC Consumer Lending, in an amount equal to $60,000,000.

                  (5) Borrower shall or shall cause FC Consumer Lending to use the proceeds from the payment of the Pledged Note made by FC Funding to FC Consumer Lending as follows:

                           (i) paid approximately $3,300,000 to pay the facility from Central National Bank in full and such facility shall be terminated and all rights thereunder terminated.

                           (ii) paid approximately $56,700,000 pursuant to that certain Pledged Note made by FC Consumer Lending to Borrower.

                  (6) Provided that all conditions precedent thereto have been satisfied, IFA shall loan Borrower the proceeds of the Tranche C Loan in the amount of $12,000,000.

                  (7) Borrower shall make a loan to FC Capital in the amount of $1,100,000 evidenced by a Pledged Note.

                  (8) FC Capital shall use the proceeds of such loan, together with other funds available to it, to pay the Nomura Facility in full, and such facility shall be terminated and all rights thereunder terminated.

                  (9) Borrower shall pay in full of all Indebtedness in the Subdebt (as defined in the Existing Loan Agreement) in an amount equal to approximately $25,500,000 and all rights thereunder terminated.

                  (10) Borrower shall pay Indebtedness to BOS-Edinburgh in an amount equal to $42,100,000 in reduction of its Commitment hereunder.

                  (11) an Affiliate of IFA shall have purchased from FC Consumer Lending an approximate 45.43% equity interest in Drive Financial Services and a 49% in Drive GP for an aggregate purchase price of $15,000,000.

                  (12) FC Consumer Lending makes a payment to Borrower of Indebtedness evidenced by a Pledged Note in an amount equal to approximately $6,200,000.

                  (13) FC Consumer Lending distributes to Borrower $8,800,000.

                  (14) Borrower pays to BOS-Edinburgh an amount equal to $15,000,000 to reduce its Commitment under the Existing Loan Agreement to the amount set forth herein.

         4.4. Representations and Warranties. Borrower hereby represents, warrants and covenants to Lenders as follows:

                  (a) except as disclosed in Schedule 5.1 of the Existing Loan Agreement, since September 30, 1999, other than any events or circumstances that have been publicly disclosed in writing prior to the date hereof and the Harbor Proceedings, no change in the condition or operations, financial or otherwise, of Borrower or any other Loan Party shall have occurred which change could have a material adverse effect on Borrower or any Primary Obligor or any Secondary Obligor;

                  (b) except as disclosed in Schedule 5.1(i) of the Existing Loan Agreement, there are no actions or proceedings which are pending or threatened against Borrower, any Primary Obligor or any Secondary Obligor which could reasonably be expected to have a Material Adverse Effect;

                  (c) all of the representations and warranties of Borrower set forth in the Existing Loan Agreement and each of the Other Agreements to which Borrower or any other Loan Party is a party is true and correct as of the date made and to the extent it is a continuing representation of warranty, as of the date hereof; and

                  (d) except as disclosed in Schedule 5.1(o) of the Existing Loan Agreement, no Event of Default or Unmatured Default exists or is continuing.

         4.5 Covenants. Borrower hereby covenants to Lenders as follows:

                  (a) that Borrower shall not make and IFA shall not accept payment under the Guaranty Agreement without express consent of Lenders, which consent may be withheld in Lenders' sole and exclusive discretion.

                  (b) on or before August 31, 2000, Borrower shall cause FC Capital to execute and deliver to Lenders a guaranty of payment and performance of all obligations of Borrower under the Loan Agreement, in form and substance acceptable to Lenders.

         5. RATIFICATION OF EXISTING LOAN DOCUMENTS. From and after the date hereof, the Existing Loan Agreement shall be deemed to be amended and modified as provided herein, but, except as so amended and modified, the Existing Loan Agreement shall continue in full force and effect and the Existing Loan Agreement and the applicable provisions of this Amendment shall be read, taken and construed as one and the same instrument. Borrower hereby remakes, ratifies and reaffirms all of Borrower's obligations and liabilities under the terms of the Existing Loan Agreement, as of the date hereof after giving effect to the amendments contained herein. In addition, Borrower hereby ratifies and reaffirms the Schedules attached to the Existing Loan Agreement. On and after the date hereof, the term "LOAN AGREEMENT" used in the Loan Documents shall mean the Existing Loan Agreement as amended hereby. Furthermore, on and after the date hereof, any reference to BofA or Bank of America, N.A. in the Existing Loan Agreement or any other Loan Document shall be deemed to mean and refer to IFA.

         6. WAIVER OF CLAIMS. Borrower hereby acknowledges and agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claims against or with respect to the enforcement of the Loan Agreement, or any other Loan Document, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

         7. REPRESENTATION BY COUNSEL. Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Amendment; that it has read and fully understands the terms hereof, that Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Amendment, and that it intends to be bound hereby.

         8. THIRD PARTY BENEFICIARY; CONSENTS.

         8.1 Borrower represents that this Amendment does not violate any provision of any instrument, document, contract or agreement to which Borrower is a party, or Borrower hereby represents that it has obtained all requisite consents under those third party instruments prior to entering into this Amendment

         8.2 No consent granted by Lenders or Agent to any transaction or agreement contemplated herein shall be deemed to be an endorsement by Lenders or Agent of such transaction or agreement.

         8.3 BOS-Edinburgh hereby consents to the pay off of the Indebtedness owing IFA, Central National Bank and Nomura.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original; all the counterparts for this Amendment shall together constitute one and the same agreement.

         10. FACSIMILE EXECUTION. For purposes of negotiating and finalizing this Amendment (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original written signature. Any such FAX document shall be considered to have the same binding legal effect as an original document, provided that, upon request, an original of the faxed document is mailed by first class U.S. Mail or personally delivered to the recipient. At the request of any party, any FAX document, subject to this Amendment, shall be reexecuted by the parties in an original form. The parties hereby agree that they shall not raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of the FAX as a defense to the formation of this Amendment.

          THE REMAINDER OF THIS PAGE HAS BEEN LEFT INTENTIONALLY BLANK.

         In Witness Whereof, the undersigned has executed this Second Amendment to Amended and Restated Loan Agreement dated for reference purposes only as of August 18, 2000.

                                         BORROWER

                                         FirstCity Financial Corporation


                                         By:____________________________________

                                         Its:___________________________________


                                         AGENT

                                         Bank of Scotland, acting through its
                                         branch in New York, New York


                                         By:____________________________________

                                         Its:___________________________________

                                         LENDERS

                                         The Governor and Company of the Bank of
                                         Scotland, a bank organized under the
                                         laws of Scotland by an Act of the Scots
                                         Parliament in 1695.

                                         By:____________________________________

                                         Its:___________________________________


                                         IFA Incorporated

                                         By:____________________________________

                                         Its:___________________________________